LEGG MASON PARTNERS VARIABLE EQUITY TRUST (THE “TRUST”)

NOVEMBER 5, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

DATED APRIL 30, 2010,

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

DATED APRIL 30, 2010

AND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION OF

LEGG MASON CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

DATED APRIL 30, 2010

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented on May 21, 2010 and November 5, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, June 10, 2010 and November 5, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason ClearBridge Variable Equity Income Builder Portfolio (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive Class I shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in January 2011. If the reorganization is approved by fund shareholders, it is expected to occur at the end of April 2011. Prior to the reorganization, shareholders can continue to purchase and redeem shares subject to the limitations described in the Prospectus. Fund shares will be closed to purchases effective on or about April 27, 2011, which is two days prior to the anticipated closing date of the reorganization.

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